UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2013

Date of reporting period: September 30, 2013

Item 1.	Reports to Stockholders.

LETTER TO SHAREHOLDERS

For the fiscal year ended September 30, 2013, Causeway International Opportunities Fund’s (the “Fund” or “Fund’s”) Institutional Class returned 20.22% and Investor Class returned 19.95%, compared to 16.98% for the MSCI All Country World Index ex US (Gross) (“ACWI ex US Index”). Since the Fund’s inception on December 31, 2009, its average annual total returns are 9.54% for the Institutional Class and 9.27% for the Investor Class, compared to 6.23% for the ACWI ex US Index for the same period. At fiscal year-end the Fund had net assets of $44.16 million.

Performance Review

The Fund is a fund-of-funds that allocates substantially all of its assets in Causeway International Value Fund (the “Value Fund”) and Causeway Emerging Markets Fund (the “EM Fund,” and together the “underlying funds”). References to holdings and industries are based on the holdings of the underlying funds in proportion to the Fund’s allocation.

Other than a brief pullback from May through June, international developed equities ascended virtually unabated during fiscal 2013. Liquidity fueled demand for developed market equities, as monetary authorities in the United States, Japan and Europe continued to provide substantial “quantitative easing.” The brief disruption in performance was caused by the introduction of the term, “tapering” — a reduction in the pace of the bond purchasing program by the United States Federal Reserve (the “Fed”). Markets were spooked briefly, but investors calmed down after the Fed provided further clarity, stating that its ability to remove stimulus is data-dependent, and the rate of unemployment would need to decline further.

For the full fiscal year, emerging markets underperformed developed international markets by over 20 percentage points, reflecting concerns about slowing growth in China and the threat of reduced central bank stimulus. Several developing countries fell victim to large-scale withdrawals of foreign capital, which depreciated local currencies and compounded negative returns for US dollar-based investors. Countries with current account deficits, including South Africa, India, Turkey and Brazil, were the most vulnerable to capital outflows.

For the Value Fund, holdings in the materials, pharmaceuticals & biotechnology, utilities, telecommunication services, and automobiles & components industry groups contributed the most to the Fund’s performance relative to the MSCI EAFE Index. Holdings in the capital goods, consumer durables & apparel, insurance, and food & staples retailing industry groups, as well as an overweight to the energy industry group detracted from relative performance. Two of the largest individual contributors to absolute return this year were automobile manufacturers, Toyota Motor (Japan) and Daimler (Germany). Additional top contributors to absolute return included database provider & publisher, Reed Elsevier (Netherlands), global financial services company, UBS (Switzerland), and telecommunication services provider, KDDI (Japan). The biggest laggard was energy services company, Petrofac (United Kingdom). Additional top individual detractors included insurance company, Sony Financial (Japan), marine & offshore engineering

2	Causeway International Opportunities Fund

company, Sembcorp Marine (Singapore), athletic footwear manufacturer & retailer, Yue Yuen (Hong Kong), and government-contracted construction company, Balfour Beatty (United Kingdom).

We use a quantitative factor-based investment process to select stocks for the EM Fund, analyzing both “bottom-up” and “top-down” factors. All of our factors posted positive performance for the fiscal year. Of our stock-specific factors, earnings growth delivered the strongest performance. Investors preferred companies with earnings upgrades to those being downgraded. Stocks with positive price momentum, and stocks that appear attractive using valuation metrics also were strong. Macroeconomic factors differentiated the performance of emerging market countries. Countries with favorable profiles including trade account surpluses and low or declining real interest rates outperformed those with structural headwinds. Our aggregate country and sector factors also were positive: countries and sectors with attractive equity valuation and growth characteristics outperformed. Stock selection drove the EM Fund’s excess return versus the MSCI Emerging Markets Index (“EM Index”). Holdings in the energy and real estate industry groups were top drivers of outperformance. The EM Fund’s stock selection in materials, in combination with an underweight to the industry group also contributed. The EM Fund’s underweights to strong-performing industry groups — banks, software & services and media — were the greatest detractors from relative performance. From a geographic perspective, the EM Fund outperformed the EM Index in every region. Outperformance in emerging Asia was most pronounced, with top contributions from holdings in China and South Korea. The EM Fund’s exposure to Latin America created the least excess return, although it outperformed the EM Index. The top individual contributor to relative performance was an underweight to state-run oil producer, Petroleo Brasileiro (Brazil). Other top relative performers were the EM Fund’s overweights to wireless telecommunications operator, SK Telecom (South Korea) and Turk Hava Yollari “Turkish Airlines” (Turkey). The top detractors from performance were underweights to internet company, Tencent Holdings (China), and media company, Naspers (South Africa), which has a 34% interest in Tencent. An overweight to power distributor Eletropaulo Metropolitana Eletricidade de Sao Paulo SA (Brazil) also detracted.

Equity Allocation Model Update

We use a proprietary quantitative equity allocation model that assists the portfolio managers in determining the weight of emerging versus developed markets in the Fund. In constructing the model, we identified five primary factors as most indicative of the ideal allocation target: valuation, financial strength, macroeconomic, earnings growth, and risk aversion. Currently, our allocation factor categories are mixed on emerging markets and we remain modestly underweight. Our valuation factor is positive, indicating the emerging markets’ asset class is fairly valued when compared to developed markets’ asset class. Our risk aversion factor, which assesses the emerging markets bond yield spread over U.S. Treasuries, the CBOE Volatility Index (VIX), and the CBOE Emerging Markets ETF Volatility Index (VXEEM), indicates investors’ appetite for risk is decreasing. We interpret this decrease as a positive signal for emerging markets, as we prefer to buy the asset class when investors are fearful. Our earnings

Causeway International Opportunities Fund	3

growth factor recently turned positive for emerging markets, indicating that the near-term earnings revisions profile of emerging markets is superior to that of developed markets. Our financial strength metrics, which include such measures as interest coverage and return on equity, are negative for emerging markets. Our macroeconomic factor, which measures the slope of the global yield curve, also is negative on emerging markets.

As of September 30, 2013, the Fund invested 79.5% of its net assets in the Value Fund and 20.5% in the EM Fund. At the beginning of the period, the Fund’s investment in the EM Fund was even more underweight the emerging markets weight in the ACWI ex US Index, as all five factors in our allocation model were negative at that time. Our allocation decision therefore, provided a modest contribution to relative performance over the fiscal year.

Investment Outlook

At present, for the Value Fund, we are seeking a balance between stocks with the potential for earnings recovery, typically via restructuring and improved management, and those offering ballast. The higher equity markets rise, the more we emphasize stocks for the Value Fund that could help reduce risk in changing market conditions. In the wake of the recent equity bull market, our portfolio managers are attempting to emphasize stability of future returns. This is not an easy task when many of the lower-volatility stocks carry full valuations. Our fundamental research team has found several interesting candidates with recovery potential, and some prospect of earnings stability. These stocks also offer competitive risk-adjusted estimated returns in our ranking model. We also aim to have large portfolio weights in companies that we believe will enjoy the tailwinds of a favorable industry position.

We are encouraged by the gradual improvement in performance in some of the more controversial of the Value Fund’s portfolio holdings such as those in the energy and banking sectors. Commodity-related stocks have disappointed with concerns of slowing Chinese growth. Add to this the problems associated with current account deficits in other major emerging markets such as India and Indonesia. Reflecting this pessimism, energy stocks have fared poorly relative to buoyant market indices over the past 12 months. We have spent this year positioning the portfolio to take advantage of stable energy demand and likely crude oil supply disruptions. We have emphasized companies in the oil & gas services sector globally, as they should benefit from the inexorable need for more exploration, even in hostile, deep-water environments. In banking, our emphasis remains tilted toward Europe and the slow and steady recovery in property values and a more normal environment ahead for net interest margins and bad debts. As major developed markets regions (US, Europe, and Japan) must endure years of public sector deleveraging ahead, we expect monetary policy conditions to remain accommodative, thereby supporting the case for equities.

4	Causeway International Opportunities Fund

Although growth expectations for developing economies have declined, prolonged monetary support from the United States should improve global capital flows to emerging markets. For the EM Fund, we continue to prefer countries with current account surpluses that are less reliant on foreign capital flows. For those countries battling a capital exodus, we take some comfort in the fact that governments have tools at their disposal to temper their currencies’ devaluation. Most of the affected emerging countries have considerably larger stores of foreign exchange reserves than in prior crises. These reserves can be used to combat currency volatility. Although interest rate increases can suppress near-term growth, governments may choose to deploy abundant foreign exchange reserves to convert a dramatic currency scare into a modest growth scare. Inflation across most developing economies remains stable, allowing central banks to pursue stimulative policies.

In recent years, many emerging markets investors sought a low-risk approach to equity investing, favoring companies with low financial leverage and stable earnings growth. This has stretched the valuations of these companies and left investors with concentrated sector exposures in their emerging market portfolios. We believe the reign of defensive stocks is coming to an end, and we continue to identify investment opportunities in cyclical stocks. These stocks not only appear undervalued, but also exhibit growth prospects superior to companies with predictable yet modest earnings growth. Cyclical markets reach a floor many months before even the slightest hint of recovery becomes apparent. By investing in these markets during periods of capital flight, we can reap the lowest-risk portion of the up-cycle. And, with a healthy weighted average dividend yield of the stocks in the EM Fund’s portfolio, the EM Fund is paid to wait until these beleaguered markets return to popularity.

We thank you for your investment in Causeway International Opportunities Fund and look forward to serving you in the future.

October 31, 2013

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle	Jonathan P. Eng
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Kevin Durkin	Conor Muldoon	Arjun Jayaraman	MacDuff Kuhnert
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Causeway International Opportunities Fund	5

Foster Corwith	Alessandro Valentini
Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

6	Causeway International Opportunities Fund

Comparison of Change in the Value of a $10,000 Investment in Causeway International Opportunities Fund, Investor Class shares versus the MSCI All Country World Index ex US (Gross)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares.

* The inception date of Causeway International Opportunities Fund was December 31, 2009. The MSCI All Country World Index ex US (Gross) return is from December 31, 2009.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects fee waivers in effect. In the absence of such fee waivers, total return would be reduced. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. The Fund imposes a 2% redemption fee on the value of shares redeemed less than 60 days after purchase. If your account incurred a redemption fee, your performance will be lower than the performance shown here. For more information, please see the prospectus.

The MSCI All Country World Index ex US (Gross) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the US. The Index does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Causeway International Opportunities Fund	7

SCHEDULE OF INVESTMENTS (000)*

September 30, 2013

Causeway International Opportunities Fund	Number of Shares	Value
AFFILIATED MUTUAL FUNDS
Causeway Emerging Markets Fund, Institutional Class	775,489	$9,034
Causeway International Value Fund, Institutional Class[1]	2,286,372	35,096

Total Affiliated Mutual Funds
(Cost $38,334) — 99.9%		44,130

SHORT-TERM INVESTMENT
Dreyfus Cash Management, Institutional Class, 0.040% **	49,132	49

Total Short-Term Investment
(Cost $49) — 0.1%		49

Total Investments — 100.0%
(Cost $38,383)		44,179

Liabilities in Excess of Other Assets — 0.0%		(19)

Net Assets — 100.0%		$44,160

*	Except for share data.
**	The rate reported is the 7-day effective yield as of September 30, 2013.
1	The Fund’s investment in Institutional Class shares of Causeway International Value Fund represents greater than 75% of the Fund’s total investments. Causeway International Value Fund seeks long-term growth of capital and income. The annual report as of September 30, 2013 for Causeway International Value Fund is attached to these financial statements. Further financial information on Causeway International Value Fund is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

The accompanying notes are an integral part of the financial statements.

8	Causeway International Opportunities Fund

SECTOR DIVERSIFICATION

As of September 30, 2013, the sector diversification was as follows (Unaudited):

Causeway International Opportunities Fund	% of Net Assets
Affiliated Mutual Funds	99.9%

Short-Term Investment	0.1

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	9

STATEMENT OF ASSETS AND LIABILITIES (000)*

CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

9/30/13
ASSETS:
Affiliated Investments at Value (Cost $38,334)	$44,130
Short-Term Investment at Value (Cost $49)	49
Receivable Due from Adviser	15
Prepaid Expenses	9

Total Assets	44,203

LIABILITIES:
Payable Due to Administrator	2
Payable for Trustees’ Fees	2
Payable for Shareholder Services Fees — Investor Class	1
Other Accrued Expenses	38

Total Liabilities	43

Net Assets	$44,160

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$38,214
Distributions in Excess of Net Investment Income	(23)
Accumulated Net Realized Gain on Affiliated Investments	173
Net Unrealized Appreciation on Affiliated Investments	5,796

Net Assets	$44,160

Net Asset Value Per Share (based on net assets of $42,476,380 ÷ 3,239,353 shares) — Institutional Class	$13.11

Net Asset Value Per Share (based on net assets of $1,683,600 ÷ 128,822 shares) — Investor Class	$13.07

*	Except for Net Asset Value data.

The accompanying notes are an integral part of the financial statements.

10	Causeway International Opportunities Fund

STATEMENT OF OPERATIONS (000)

CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

10/01/12 to 9/30/13
INVESTMENT INCOME:
Dividend Income from Affiliated Investments	$692

Total Investment Income	692

EXPENSES:
Transfer Agent Fees	54
Professional Fees	48
Registration Fees	42
Printing Fees	32
Administration Fees	17
Custodian Fees	5
Trustees’ Fees	4
Shareholder Service Fees — Investor Class	3
Pricing Fees	1
Other Fees	3

Total Expenses	209

LESS:
Reimbursement of expenses by Adviser	(170)

Net Expenses	39

Net Investment Income	653

REALIZED AND UNREALIZED GAIN ON AFFILIATED INVESTMENTS:
Net Realized Gain on Sale of Affiliated Investments	176
Net Change in Unrealized Appreciation on Affiliated Investments	5,456

Net Realized and Unrealized Gain on Affiliated Investments	5,632

Net Increase in Net Assets Resulting from Operations	$6,285

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	11

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

	10/01/12 to 09/30/13	10/01/11 to 09/30/12
OPERATIONS:
Net Investment Income	$653	$232
Net Realized Gain on Sale of Affiliated Investments	176	61
Net Change in Unrealized Appreciation on Affiliated Investments	5,456	1,568

Net Increase in Net Assets Resulting from Operations	6,285	1,861

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(665)	(238)
Investor Class	(11)	(5)

Total Dividends from Net Investment Income	(676)	(243)

Distributions from Net Capital Gains:
Institutional Class	(52)	(26)
Investor Class	(1)	—

Total Distributions from Net Capital Gains	(53)	(26)

Total Dividends and Distributions to Shareholders	(729)	(269)

Net Increase in Net Assets Derived from Capital Share Transactions(1)	23,156	6,337
Redemption Fees(2)	—	1

Total Increase in Net Assets	28,712	7,930

NET ASSETS:
Beginning of Year	15,448	7,518

End of Year	$44,160	$15,448

Distributions in Excess of Net Investment Income	$(23)	$—

(1)	See Note 7 in the Notes to Financial Statements.
(2)	See Note 2 in the Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

12	Causeway International Opportunities Fund

This page intentionally left blank.

FINANCIAL HIGHLIGHTS

For the Year or Period Ended September 30,

For a Share Outstanding Throughout the Periods

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)	Net Realized and Unrealized Gain (Loss) on Investment ($)	Total from Operations ($)	Dividends from Net Investments Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)
CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND†
Institutional
2013	11.15	0.24	1.99	2.23	(0.25)	(0.02)	(0.27)
2012	9.35	0.20	1.91	2.11	(0.28)	(0.03)	(0.31)
2011	10.67	0.05	(1.18)	(1.13)	(0.19)	—	(0.19)
2010(1)(2)	10.00	(0.01)	0.68	0.67	—	—	—
Investor
2013	11.12	0.08	2.11	2.19	(0.22)	(0.02)	(0.24)
2012	9.32	0.10	1.98	2.08	(0.25)	(0.03)	(0.28)
2011	10.65	0.11	(1.27)	(1.16)	(0.17)	—	(0.17)
2010(1)(2)	10.00	(0.03)	0.68	0.65	—	—	—

(1)	Commenced operations on December 31, 2009.
(2)	All ratios for periods of less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.
†	Per share amounts calculated using average shares method.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

14	Causeway International Opportunities Fund

Net Asset Value, End of Period ($)	Total Return (%)	Net Assets, End of Period ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Reimburse- ments) (%)	Ratio of Net Investment Income (Loss) to Average Net Assets (%)	Portfolio Turnover Rate (%)

13.11	20.22	42,476	0.11	0.62	2.00	7
11.15	23.11	14,887	0.11	1.39	1.95	5
9.35	(10.90)	7,351	0.11	2.74	0.46	5
10.67	6.70	1,409	0.11	11.69	(0.11)	3

13.07	19.95	1,684	0.36	0.88	0.65	7
11.12	22.84	561	0.36	1.61	0.95	5
9.32	(11.13)	167	0.36	3.62	0.99	5
10.65	6.50	142	0.36	11.36	(0.36)	3

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	15

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Causeway International Opportunities Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on December 31, 2009. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has four additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – The assets of the Fund consist of investments in affiliated investment companies and money market funds which are valued at their daily net asset values per share. Investments in the Dreyfus Cash

Management money market fund are valued daily at the net asset value per share.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices in markets which are not active, or prices based on inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

16	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

As of September 30, 2013, all of the Fund’s investments in affiliated funds and short term investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. For the Fund there were no transfers between Level 1 and Level 2 during the reporting period, based on the input level assigned under the hierarchy at the beginning and end of the reporting period.

For the year ended September 30, 2013, there were no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes – It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended September 30, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as dividend income in the Statement of Operations. Capital gain distributions received from the affiliated funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The

Causeway International Opportunities Fund	17

NOTES TO FINANCIAL STATEMENTS

(continued)

redemption fee also applies to exchanges from the Fund. The redemption fee is paid to the Fund. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to accounts designated as omnibus accounts with the transfer agent. These are arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund may seek agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. For the year ended September 30, 2013, the Fund did not retain any redemption fees.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is not paid any fees. The Fund invests primarily in Causeway International Value Fund and Causeway Emerging Markets Fund, which separately pay advisory fees to the Adviser. The Adviser has contractually agreed through January 31, 2014 to reimburse the Fund to the extent necessary to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 0.11% of Institutional Class and Investor Class average daily net assets. For the year ended September 30, 2013, the Adviser reimbursed expenses of $170,352.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Fund is subject to a minimum annual fee of $10,000. If the Fund has three or more share classes, it is subject to an additional minimum fee of $20,000 per additional share class (over two).

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the year ended September 30, 2013, the Investor Class paid 0.25% of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

18	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

As of September 30, 2013, approximately $135,000 of net assets were held by affiliated investors.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the year ended September 30, 2013, for the Fund were as follows:

Purchases (000)	Sales (000)
$25,452	$2,406

The following is a rollforward of affiliated investments as of September 30, 2013 (000):

	Causeway Emerging Markets Fund	Causeway International Value Fund
Beginning balance as of September 30, 2012	$3,415	$12,037
Purchases	5,914	19,538
Sales	(459)	(1,947)
Realized Gain (Loss)	(2)	178
Unrealized Gain (Loss)	166	5,290

Ending balance as of September 30, 2013	$9,034	$35,096

5.	Risks of Foreign Investing

Because Causeway International Value Fund and Causeway Emerging Markets Fund (the “underlying funds”) invest most of their assets in foreign securities, the Fund is subject to further risks. For example, the value of the underlying fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the underlying funds invest in securities denominated in foreign currencies, the underlying fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks;

withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the

Causeway International Opportunities Fund	19

NOTES TO FINANCIAL STATEMENTS

(continued)

Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2013 and September 30, 2012 were as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total
2013	$676	$53	$729
2012	231	38	269

As of September 30, 2013, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Long-Term Capital Gains	$188
Unrealized Appreciation	5,782
Late-Year Loss Deferral	(24)

Total Distributable Earnings	$5,946

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2013 through September 30, 2013 and specified losses realized on investment transactions from November 1, 2012 through September 30, 2013, that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

At September 30, 2013, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$38,397	$5,861	$(79)	$5,782

7.	Capital Shares Issued and Redeemed (000)

	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	1,987	$23,190	549	$6,022
Shares Issued in Reinvestment of Dividends and Distributions	61	716	28	264
Shares Redeemed	(144)	(1,684)	(29)	(308)

Increase in Shares Outstanding Derived from Institutional Class Transactions	1,904	22,222	548	5,978

Investor Class
Shares Sold	95	1,131	33	368
Shares Issued in Reinvestment of Dividends and Distributions	1	12	1	5
Shares Redeemed	(18)	(209)	(1)	(14)

Increase in Shares Outstanding Derived from Investor Class Transactions	78	934	33	359

Increase in Shares Outstanding from Capital Share Transactions	1,982	$23,156	581	$6,337

20	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

(concluded)

8.	Significant Shareholder Concentration

As of September 30, 2013, two of the Fund’s shareholders owned 59% of net assets in the Institutional Class.

9.	New Accounting Pronouncement

In June 2013, the FASB issued an update (“ASU 2013-08”) to ASC Topic 946, Financial Services – Investment Companies (“Topic 946”). ASU 2013-08 amends the guidance in Topic 946 for determining whether an entity qualifies as an investment company and requires certain additional disclosures. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Management is currently evaluating the impact, if any, of ASU 2013-08 on the Fund’s financial statements.

In December 2011, the Financial Accounting Standards Board (the “FASB”) issued a further update to the guidance “Balance Sheet – Disclosures about Offsetting Assets and Liabilities.” The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. Management has evaluated the implications of this update and does not believe the adoption will have a material impact on the financial statements.

10.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

Causeway International Opportunities Fund	21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Causeway International Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Causeway International Opportunities Fund (the “Fund”) at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

November 26, 2013

22	Causeway International Opportunities Fund

NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2014. Please consult your tax adviser for proper treatment of this information.

For the fiscal year ended September 30, 2013, the Fund is designating the following items with regard to distributions paid during the year:

(A)	(B)	(C)	(D)	(E)

Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Distributions (Tax Basis)	Total Distributions (Tax Basis)	Dividends(1) for Corporate Dividends Received Deduction (Tax Basis)
6.45%	93.55%	0.00%	100.00%	0.00%

(F)	(G)	(H)

Qualified Dividend Income	Interest Related Dividends	Qualified Short-Term Capital Gain Dividends
86.80%	0.00%	0.00%

Since the fund is a “qualified fund-of-fund” under the Regulated Investment Company Modernization Act of 2010, it is expected to pass through foreign tax credits that it received from underlying RIC investments to shareholders. For fiscal year ended September 30, 2013, the fund received foreign tax credit in the amount of $85,008. In addition, for the fiscal year ended September 30, 2013, gross income derived from sources within foreign countries amounted to $645,082 for the Fund.

(1)	Qualified Dividends represent dividends which qualify for the corporate dividends received deduction.

Items (A), (B), (C) and (D) are based on a percentage of the Fund’s total distribution including pass-through as foreign tax credit.

Item (E) is based on a percentage of ordinary income distributions of the Fund.

Item (F) represents the amount of “Qualified Dividend Income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions”. It is the Fund’s intention to designate the maximum amount permitted by the law up to 100%.

Item (G) is the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Item (H) is the amount of “Qualified Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Causeway International Opportunities Fund	23

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-947-7000.

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
INDEPENDENT TRUSTEE
John R. Graham Age: 52	Trustee; Chairman of the Audit Committee	Trustee since 10/08; Chairman since 4/13	Film Composer (since 2005); Senior Vice President, Corporate Financial Development and Communications, The Walt Disney Company (2004-2005); Senior Vice President, Mergers and Acquisitions, Lehman Brothers Inc. (2000-2004).	5	None

Lawry J. Meister Age: 51	Trustee	Since 10/08	President, Steaven Jones Development Company, Inc. (real estate firm) (since 1995); President, Creative Office Properties (since 2012).	5	None

Victoria B. Rogers Age: 51	Trustee	Since 4/13	President, the Rose Hills Foundation (since 1996).	5	Director, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.

Eric H. Sussman Age: 47	Trustee; Chairman of the Board	Trustee since 9/01; Chairman since 4/13	Senior Lecturer (since July 2011) and Lecturer (1995-June 2011), Anderson Graduate School of Management, University of California, Los Angeles; President, Amber Capital, Inc. (real estate investment and financial planning firm) (since 1993).	5	Trustee, Presidio Funds (until 2010)
INTERESTED TRUSTEE[5]
Mark D. Cone Age: 45	Trustee	Since 10/08	Executive Vice President and Chief Marketing Officer of the Adviser (since 2001).	5	None

24	Causeway International Opportunities Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(continued)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
OFFICERS
Turner Swan 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 51	President	Since 8/01	General Counsel, Secretary, and Member of the Adviser (since 2001); Compliance Officer of the Adviser (since 2010).	N/A	N/A

Gracie V. Fermelia 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 51	Chief Compliance Officer and Assistant Secretary	CCO since 7/05; Asst. Sect. since 8/01	Chief Compliance Officer of the Adviser (since July 2005); Chief Operating Officer and Member of the Adviser (since 2001).	N/A	N/A

Michael Lawson[6] One Freedom Valley Drive Oaks, PA 19456 Age: 52	Treasurer	Since 7/05	Director of the Administrator’s Fund Accounting department (since July 2005); Manager in the Administrator’s Fund Accounting department (November 1998 to July 2005).	N/A	N/A

Gretchen W. Corbell 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 42	Secretary	Since 10/11	Associate Attorney of the Adviser (since 2004).	N/A	N/A

Lisa Whittaker[6] One Freedom Valley Drive Oaks, PA 19456 Age: 34	Vice President and Assistant Secretary	Since 8/13	Corporate Counsel of the Administrator (since 2012); Associate Counsel and Compliance Officer, The Glendmede Trust Company, N.A. (2011-2012); Associate, Drinker Biddle & Reath LLP (2006-2011).	N/A	N/A

Carolyn F. Mead[6] One Freedom Valley Drive Oaks, PA 19456 Age: 56	Vice President and Assistant Secretary	Since 7/08	Corporate Counsel of the Administrator (since 2007); Associate Counsel, Stradley, Ronan, Stevens & Young LLP (2004-2007).	N/A	N/A

Causeway International Opportunities Fund	25

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(concluded)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Bernadette Sparling[6] One Freedom Valley Drive Oaks, PA 19456 Age: 36	Vice President and Assistant Secretary	Since 7/08	Corporate Counsel of the Administrator (since 2005); Associate Counsel, Blank Rome LLP (2001-2005).	N/A	N/A

[1]	Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

[2]

Each Trustee holds office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust’s Declaration of Trust. The president, treasurer and secretary each holds office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust’s Bylaws.

[3]

The “Trust Complex” consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2013, the Trust Complex consisted of one investment company with five portfolios — the International Value Fund, the Emerging Markets Fund, the Global Value Fund, the International Opportunities Fund, and the Global Absolute Return Fund.

[4]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

[5]	Mr. Cone is considered an “interested person” of the Trust as defined in the 1940 Act because he is an employee of the Adviser.

[6]	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

26	Causeway International Opportunities Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

Causeway International Opportunities Fund	27

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 4/01/13	Ending Account Value 9/30/13	Annualized Expense Ratios	Expenses Paid During Period*
Causeway International Opportunities Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$1,107.30	0.11%	$0.58

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,024.52	0.11%	$0.56

Actual Portfolio Return
Investor Class	$1,000.00	$1,106.70	0.36%	$1.90

Hypothetical 5% Return
Investor Class	$1,000.00	$1,023.26	0.36%	$1.83

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

28	Causeway International Opportunities Fund

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the Board of Trustees (the “Board”) of Causeway Capital Management Trust (the “Trust”) annually to approve continuance of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Causeway Capital Management LLC (the “Adviser”) with respect to Causeway International Opportunities Fund (the “Fund”). Continuance of the Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not “interested persons” of the Trust as defined in the 1940 Act). The Board was comprised of four independent Trustees and one interested Trustee when continuation of the Advisory Agreement was last considered.

Information Received. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser’s services, including information concerning the Fund’s performance. At least annually, the Board is provided with additional quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreement. The Board met on August 7, 2013, to consider whether to approve the continuance of the Advisory Agreement for an additional one-year period. In connection with the meeting, the Trustees received and reviewed extensive materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the independent Trustees’ behalf by their independent legal counsel.

Factors Considered. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services provided by the Adviser, (2) the investment performance of the Fund, (3) comparisons of the services rendered and the amounts paid under the Advisory Agreement with those of other funds and those of the Adviser under other investment advisory agreements with other registered investment companies and other types of clients, (4) the costs of the services provided and estimated profits realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits derived by the Adviser from its relationship with the Fund.

First, regarding the nature, extent and quality of the services provided by the Adviser, the Trustees considered, among other things, the Adviser’s personnel, experience, track record, and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser’s principal personnel who provide services to the Fund, as well as the level of attention those individuals provide to the Fund. The Trustees noted the Adviser’s commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed the Adviser’s investment philosophy and processes and its compliance program, and considered the scope of the Adviser’s services. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser continued to benefit the Fund and its shareholders and would do so during the next one-year contract renewal period.

Second, regarding the investment performance of the Fund, the Trustees reviewed the investment results of the Fund’s Institutional and Investor share classes for various periods ended June 30, 2013, compared to the results of the MSCI All Country World Index ex U.S. (the “Index”) and the averages of the mutual funds included in the Morningstar Foreign Large Blend category of funds. They noted that the Fund had outperformed the Index and the Morningstar category average for the one-year, three-year, and since inception periods. The Trustees concluded that the Adviser’s record in managing the Fund indicates that its continued management will benefit the Fund and its shareholders.

Causeway International Opportunities Fund	29

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(continued)

Third, regarding the Fund’s advisory fee and total expenses:

•

The Trustees compared the Fund’s advisory fee and expenses with those of other similar mutual funds. They recognized that while the Adviser does not receive an advisory fee for managing the Fund, because the Fund invests in other series of the Trust, the Adviser receives advisory fees from those other series with respect to assets invested by the Fund, and the shareholders of the Fund bear the expenses of those other series. They noted that although the Fund’s “effective” advisory fee is higher than the average and median advisory fees of the mutual funds in the Morningstar category(by 15 and 7 basis points, respectively), its “effective” expense ratio for Institutional Class shares, after application of the Adviser’s expense limit agreement, is below the average and median for the funds in its category, and its effective expense ratio for Investor Class shares is near the average and median for the funds in its category (within 3 and 11 basis points, respectively).

•

The Trustees compared the Fund’s effective advisory fee with the fees charged by the Adviser to other clients. The Trustees noted that the fees paid by the Adviser’s separate accounts are lower than the effective fee paid by the Fund, and the fees charged to the Adviser’s group trust investors are lower than the fee paid by the Fund after bundled custody and administration charges. With respect to the separate accounts and group trust investors, the Trustees concluded that the differences appropriately reflected the Adviser’s significantly greater responsibilities with respect to the Fund, which include the provision of many additional administrative and shareholder services (such as services related to the Fund’s disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, oversight of daily valuation, participation in regulatory examinations and legal and compliance matters, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, shareholder communications, and due diligence for advisers, consultants and institutional investors).

The Trustees concluded that the Fund’s effective advisory fee and effective expense ratio are reasonable and appropriate under the circumstances.

Fourth, the Trustees considered the Adviser’s costs of providing services to the Fund and the estimated profits or losses realized by the Adviser from its relationship with the Fund. They reviewed the Adviser’s after-tax net loss with respect to such services for the twelve months ended June 30, 2013 and the methodology used to generate that estimate, and noted that the cost allocation methodology presented to the Trustees was reasonable. They also noted that, due to its expense limit agreement with respect to the Fund, the Adviser may continue to experience losses managing the Fund for a period of time.

Fifth, regarding economies of scale, the Trustees observed that the Fund does not pay an advisory fee, and further observed that, although the fee schedules of the series of the Trust in which the Fund invests — Causeway International Value Fund and Causeway Emerging Markets Fund — do not have breakpoints, it is difficult to determine the existence or extent of any economies of scale. They noted that the Adviser is sharing economies of scale through

30	Causeway International Opportunities Fund

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(concluded)

reasonable advisory fee levels, the expense limit agreement, and devoting additional resources to staff and technology to focus on continued performance and service to the Fund’s shareholders. They also noted that the Adviser has incurred significant losses in managing the Fund and may continue to incur losses in the future. The Trustees concluded that under the circumstances the Adviser is sharing any economies of scale with the Fund appropriately.

Sixth, regarding any other benefits derived by the Adviser from its relationship with the Fund – often called “fall-out” benefits — the Trustees observed that the Adviser does not earn common “fall-out” benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, “contingent deferred sales commissions,” or “float” benefits on short-term cash. The Trustees concluded that the primary “fall-out” benefits received by the Adviser are advisory fees paid by the series of the Trust in which the Fund invests and research services provided by brokers used by those Funds, and that these benefits are reasonable in relation to the value of the services that the Adviser provides to the Fund.

Approval. At the August 7, 2013 meeting, the Trustees discussed the information and factors noted above and considered the approval of the Advisory Agreement with representatives of the Adviser. The independent Trustees also met in a private session with independent counsel at which no representatives of the Adviser were present. In their deliberations, the independent Trustees did not identify any particular information or factor that was determinative or controlling, each Trustee did not necessarily attribute the same weight to each factor, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees (including the independent Trustees) unanimously concluded that the Advisory Agreement is fair and reasonable to the Fund and its shareholders, the Fund’s advisory fee is reasonable and that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders, and the Board of Trustees approved the renewal of the Advisory Agreement for a twelve-month period beginning September 20, 2013.

Causeway International Opportunities Fund	31

SUPPLEMENTAL FINANCIAL INFORMATION

CAUSEWAY INTERNATIONAL VALUE FUND:

ANNUAL REPORT AS OF SEPTEMBER 30, 2013

LETTER TO SHAREHOLDERS

For the fiscal year ended September 30, 2013, Causeway International Value Fund’s (the “Fund” or “Fund’s”) Institutional Class returned 24.38% and Investor Class returned 24.07% compared to the MSCI EAFE Index (Gross) (“EAFE Index”) return of 24.29%. Since the Fund’s inception on October 26, 2001, its average annual total returns are 9.31% for the Institutional Class and 9.05% for the Investor Class compared to the EAFE Index’s average annual total return of 7.25%. At fiscal year-end the Fund had net assets of $3.15 billion.

Performance Review

Other than a brief pullback from May through June, international equities ascended virtually unabated during fiscal 2013. Liquidity fueled demand for developed market equities, as monetary authorities in the United States, Japan and Europe continued to provide substantial “quantitative easing.” The brief disruption in performance was caused by the introduction of the term, “tapering” — a reduction in the pace of the bond purchasing program by the Unites States Federal Reserve (the “Fed”). Markets were spooked briefly, but investors calmed down after the Fed provided further clarity, stating that its ability to remove stimulus is data-dependent, and the rate of unemployment would need to decline further.

Every market and every sector in the EAFE Index advanced during the fiscal year. The best performing markets included Greece, Finland, France, the Netherlands, and Switzerland. The biggest laggards (albeit each in positive territory) included Israel, Singapore, Norway and two markets that are not part of the EAFE Index, but are in the Fund’s investable universe — Canada and S. Korea. From a sector perspective, consumer discretionary, financials, industrials, and telecommunication services outperformed compared to the EAFE Index, while energy, materials, utilities, and consumer staples underperformed.

For the fiscal year, Fund holdings in the materials, pharmaceuticals & biotechnology, utilities, telecommunication services, and automobiles & components industry groups contributed the most to the Fund’s performance relative to the EAFE Index. Holdings in the capital goods, consumer durables & apparel, insurance, and food & staples retailing industry groups, as well as an overweight to the energy industry group detracted from relative performance. Two of the largest individual contributors to absolute return this year were automobile manufacturers, Toyota Motor (Japan) and Daimler (Germany). Additional top contributors to absolute return included database provider &publisher, Reed Elsevier (Netherlands), global financial services company, UBS (Switzerland), and telecommunication services provider, KDDI (Japan). The biggest laggard was energy services company, Petrofac (United Kingdom). Additional top individual detractors included insurance company, Sony Financial (Japan), marine & offshore engineering company, Sembcorp Marine (Singapore), athletic footwear manufacturer & retailer, Yue Yuen (Hong Kong), and government-contracted construction company, Balfour Beatty (United Kingdom).

Significant Portfolio Changes

Our disciplined purchase and sale process led the portfolio management team to reduce exposure to several holdings that reached fair value. The largest sales during the period included postage & parcel

34	Causeway International Value Fund

delivery firm, Deutsche Post (Germany), natural gas power utility, Enagas (Spain), and securities exchange, Deutsche Boerse (Germany). In addition, we exited two stocks whose risk-adjusted rankings were reduced following fundamental reviews: energy services firm, Petrofac (United Kingdom) and insurance provider, Sony Financial (Japan). Significant purchases this fiscal year included two energy producers, Imperial Oil (Canada) and Royal Dutch Shell (United Kingdom). Additional top purchases included paints & coatings producer, Akzo Nobel (Netherlands), industrial conglomerate, Siemens (Germany), and Lloyds Banking Group (United Kingdom).

Fund exposures to currencies, industries, and countries are largely a by-product of our bottom-up stock selection process. With that said, the Fund’s weights in the banks, telecommunication services, and energy industry groups increased the most compared to the beginning of the fiscal year, while weights in the capital goods, insurance, and materials industry groups incurred the greatest decrease. From a regional perspective, the most notable weight changes included higher exposure to companies listed in the United Kingdom and Canada. The most significantly reduced country weights included Germany and Japan.

Investment Outlook

At present, we are seeking a balance between stocks with the potential for earnings recovery, typically via restructuring and improved management, and those offering ballast. The higher equity markets rise, the more we emphasize stocks that could help reduce risk in changing market conditions. In the wake of the recent equity bull market, our portfolio managers are attempting to emphasize stability of future returns. This is not an easy task when many of the lower-volatility stocks carry full valuations. Our research team has found several interesting candidates with recovery potential, and some prospect of earnings stability. These stocks also offer competitive risk-adjusted estimated returns in our ranking model. We also aim to have large portfolio weights in companies that we believe will enjoy the tailwinds of a favorable industry position.

We are encouraged by the gradual improvement in performance in some of the more controversial of our portfolio holdings such as those in the energy and banking sectors. Commodity-related stocks have disappointed with concerns of slowing Chinese growth. Add to this the problems associated with current account deficits in other major emerging markets such as India and Indonesia. Reflecting this pessimism, energy stocks have fared poorly relative to buoyant market indices over the past 12 months. We have spent this year positioning the portfolio to take advantage of stable energy demand and likely crude oil supply disruptions. We have emphasized companies in the oil & gas services sector globally, as they should benefit from the inexorable need for more exploration, even in hostile, deep-water environments. In banking, our emphasis remains tilted toward Europe and the slow and steady recovery in property values and a more normal environment ahead for net interest margins and bad debts. As major developed markets regions (US, Europe, and Japan) must endure years of public sector de-leveraging ahead, we expect monetary policy conditions to remain accommodative, thereby supporting the case for equities.

Causeway International Value Fund	35

We thank you for your continued confidence in Causeway International Value Fund.

October 24, 2013

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle
Portfolio Manager	Portfolio Manager	Portfolio Manager

Jonathan P. Eng	Kevin Durkin	Conor Muldoon
Portfolio Manager	Portfolio Manager	Portfolio Manager

Foster Corwith	Alessandro Valentini
Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

36	Causeway International Value Fund

Comparison of Change in the Value of a $10,000 Investment in Causeway International Value Fund, Investor Class shares versus the MSCI EAFE® Index (Gross)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. The inception date of Causeway International Value Fund was October 26, 2001.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects fee waivers in effect. In the absence of such fee waivers, total return would be reduced. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. The Fund imposes a 2% redemption fee on the value of shares redeemed less than 60 days after purchase. If your account incurred a redemption fee, your performance will be lower than the performance shown here. For more information, please see the prospectus.

The MSCI EAFE Index (Gross) is an arithmetical average weighted by market value of the performance of approximately 1,000 non-U.S. companies representing 22 stock markets in Europe, Australasia, New Zealand and the Far East. The Index is gross of withholding taxes and assumes reinvestment of dividends and capital gains. The Index does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Causeway International Value Fund	37

SCHEDULE OF INVESTMENTS (000)*

September 30, 2013

Causeway International Value Fund	Number of Shares	Value
COMMON STOCK
Belgium — 0.4%
KBC Groep NV	282,866	$13,897

Canada — 1.9%
Imperial Oil Ltd.	1,383,000	60,728

France — 12.5%
AXA SA	1,337,140	30,978
BNP Paribas	1,086,471	73,492
GDF Suez SA	1,311,699	32,953
Legrand SA	1,045,634	58,019
Sanofi-Aventis SA	833,123	84,498
Technip SA	455,639	53,498
Total SA	1,056,592	61,315

		394,753

Germany — 10.5%
Bayer AG	359,858	42,433
Daimler AG	991,312	77,274
Deutsche Boerse AG	138,775	10,440
Linde AG	239,895	47,513
Muenchener Rueckversicherungs AG	141,539	27,659
SAP AG	500,371	37,008
Siemens AG	726,393	87,519

		329,846

Hong Kong — 2.9%
China Merchants Holdings International Co. Ltd.	6,014,000	21,867
CNOOC Ltd.	26,474,000	53,863
Yue Yuen Industrial Holdings Ltd.	5,946,033	16,598

		92,328

Ireland — 1.7%
Ryanair Holdings PLC ADR	581,300	28,914
Smurfit Kappa Group PLC	1,020,842	23,063

		51,977

The accompanying notes are an integral part of the financial statements.

38	Causeway International Value Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2013

Causeway International Value Fund	Number of Shares	Value
Italy — 1.6%
Snam Rete Gas SpA	9,799,264	$49,634

Japan — 12.7%
Bank of Yokohama Ltd.	2,130,000	12,156
Hitachi Ltd.	4,020,000	26,460
JGC Corp.	1,754,000	63,169
KDDI Corp.	1,746,000	89,525
Shin-Etsu Chemical Co. Ltd.	930,700	56,811
Sumitomo Mitsui Financial Group Inc.	788,700	38,073
Tokyo Electron Ltd.	493,000	26,382
Toyota Motor Corp.	1,351,400	86,202

		398,778

Netherlands — 7.6%
Akzo Nobel NV	1,746,127	114,746
PostNL NV	4,476,007	19,359
Reed Elsevier NV	5,255,270	105,684

		239,789

Singapore — 1.8%
Sembcorp Industries Ltd.	5,284,000	22,281
SembCorp Marine Ltd.	9,579,000	34,588

		56,869

South Korea — 2.2%
KT&G Corp.	671,552	48,117
SK Telecom Co., Ltd.	98,364	19,999

		68,116

Spain — 1.8%
Banco Bilbao Vizcaya Argentaria SA	2,208,556	24,680
Tecnicas Reunidas SA	698,242	31,975

		56,655

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	39

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2013

Causeway International Value Fund	Number of Shares	Value
Sweden — 1.1%
Skandinaviska Enskilda Banken AB, Class A	3,241,000	$34,343

Switzerland — 10.0%
Givaudan SA	35,448	51,780
Novartis AG	1,121,217	86,167
Roche Holding AG	236,018	63,653
UBS AG	3,586,087	73,359
Zurich Insurance Group AG	149,256	38,438

		313,397

United Kingdom — 25.5%
Aviva PLC	8,249,536	52,994
Balfour Beatty PLC	6,851,895	31,536
Barclays PLC	11,325,489	48,679
BG Group PLC	2,674,263	51,108
British American Tobacco PLC	1,492,709	79,179
Carnival PLC	852,753	28,908
HSBC Holdings PLC	6,928,921	75,356
International Consolidated Airlines Group SA1	7,649,685	41,896
Lloyds Banking Group PLC[1]	49,295,739	58,721
Michael Page International PLC	3,490,562	27,819
Rexam PLC	4,584,014	35,740
Rio Tinto PLC	769,442	37,656
Rolls-Royce Group PLC	1,847,013	33,251
Royal Dutch Shell PLC, Class A	1,593,294	52,620
TESCO PLC	12,827,221	74,550
Vodafone Group PLC	21,019,965	73,504

		803,517

Total Common Stock
(Cost $2,454,901) — 94.2%		2,964,627

The accompanying notes are an integral part of the financial statements.

40	Causeway International Value Fund

SCHEDULE OF INVESTMENTS (000)* (concluded)

September 30, 2013

Causeway International Value Fund	Number of Rights/ Face Amount (000)	Value
RIGHTS
Banco Bilbao Vizcaya Argentaria SA, Expires 10/17/13[1]	2,208,556	$302
Barclays PLC, Expires 10/03/13[1]	1,132,548	1,481

Total Rights
(Cost $0) — 0.1%		1,783

SHORT-TERM INVESTMENT
BNY Mellon Cash Reserve, Demand Deposit, 0.010%, 10/01/13	$148,177	148,177

Total Short-Term Investment
(Cost $148,177) — 4.7%		148,177

Total Investments — 99.0%
(Cost $2,603,078)		3,114,587

Other Assets in Excess of Liabilities — 1.0%		31,960

Net Assets — 100.0%		$3,146,547

*	Except for share data.
1	Non-income producing security.
ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	41

SECTOR DIVERSIFICATION

As of September 30, 2013, the sector diversification was as follows (Unaudited):

Causeway International Value Fund	% of Net Assets

Financials	19.5%

Energy	15.0

Industrials	13.6

Materials	13.0

Health Care	8.8

Consumer Discretionary	6.6

Consumer Staples	6.4

Telecommunication Services	5.8

Information Technology	2.9

Utilities	2.6

Rights	0.1

Total	94.3

Short-Term Investment	4.7

Other Assets in Excess of Liabilities	1.0

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

42	Causeway International Value Fund

STATEMENT OF ASSETS AND LIABILITIES (000)*

CAUSEWAY INTERNATIONAL VALUE FUND

9/30/13
ASSETS:
Investments at Value (Cost $2,603,078)	$3,114,587
Receivable for Fund Shares Sold	30,812
Receivable for Dividends	5,554
Receivable for Tax Reclaims	4,771
Foreign Currency (Cost $2,265)	2,265
Receivable for Investment Securities Sold	757
Prepaid Expenses	53

Total Assets	3,158,799

LIABILITIES:
Payable for Investment Securities Purchased	4,934
Payable for Fund Shares Redeemed	3,992
Payable Due to Adviser	1,986
Payable for Shareholder Services Fees — Investor Class	397
Payable Due to Administrator	118
Payable for Trustees’ Fees	117
Unrealized Depreciation on Spot Foreign Currency Contracts	3
Other Accrued Expenses	705

Total Liabilities	12,252

Net Assets	$3,146,547

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$2,993,235
Undistributed Net Investment Income	42,501
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(400,816)
Net Unrealized Appreciation on Investments	511,509
Net Unrealized Appreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	118

Net Assets	$3,146,547

Net Asset Value Per Share (based on net assets of $2,497,378,125 ÷ 162,662,457 shares) — Institutional Class	$15.35

Net Asset Value Per Share (based on net assets of $649,168,734 ÷ 42,616,897 shares) — Investor Class	$15.23

*	Except for Net Asset Value data.

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	43

STATEMENT OF OPERATIONS (000)

CAUSEWAY INTERNATIONAL VALUE FUND

10/01/12 to 9/30/13
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $4,560)	$69,164
Interest Income	10

Total Investment Income	69,174

EXPENSES:
Investment Advisory Fees	18,289
Shareholder Service Fees — Investor Class	1,385
Administration Fees	1,177
Custodian Fees	709
Transfer Agent Fees	486
Professional Fees	422
Trustees’ Fees	242
Printing Fees	84
Registration Fees	63
Pricing Fees	51
Other Fees	179

Total Expenses	23,087

Net Investment Income	46,087

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net Realized Gain from Security Transactions	36,573
Net Realized Loss from Foreign Currency Transactions	(4,723)
Net Change in Unrealized Appreciation on Investments	442,217
Net Change in Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	2,054

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	476,121

Net Increase in Net Assets Resulting from Operations	$522,208

The accompanying notes are an integral part of the financial statements.

44	Causeway International Value Fund

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY INTERNATIONAL VALUE FUND

	10/01/12 to 9/30/13	10/01/11 to 9/30/12
OPERATIONS:
Net Investment Income	$46,087	$34,223
Net Realized Gain (Loss) from Security Transactions	36,573	(1,150)
Net Realized Gain (Loss) from Foreign Currency Transactions	(4,723)	6,866
Net Change in Unrealized Appreciation on Investments	442,217	275,708
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	2,054	(2,547)

Net Increase in Net Assets Resulting From Operations	522,208	313,100

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(29,047)	(33,987)
Investor Class	(10,263)	(12,203)

Total Dividends from Net Investment Income	(39,310)	(46,190)

Net Increase in Net Assets Derived from Capital Share Transactions(1)	1,021,110	66,640
Redemption Fees(2)	92	30

Total Increase in Net Assets	1,504,100	333,580

NET ASSETS:
Beginning of Year	1,642,447	1,308,867

End of Year	$3,146,547	$1,642,447

Undistributed Net Investment Income	$42,501	$40,447

(1)	See Note 7 in the Notes to Financial Statements.
(2)	See Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	45

FINANCIAL HIGHLIGHTS

For the Years Ended September 30,

For a Share Outstanding Throughout the Years

	Net Asset Value, Beginning of Year ($)	Net Investment Income ($)	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY INTERNATIONAL VALUE FUND†
Institutional
2013	12.60	0.29	2.74	3.03	(0.28)	—	(0.28)	—
2012	10.50	0.28	2.20	2.48	(0.38)	—	(0.38)	—
2011	11.86	0.42	(1.59)	(1.17)	(0.19)	—	(0.19)	—
2010	11.30	0.18	0.57	0.75	(0.19)	—	(0.19)	—
2009	12.14	0.20	(0.08)	0.12	(0.51)	(0.45)	(0.96)	—
Investor
2013	12.51	0.25	2.72	2.97	(0.25)	—	(0.25)	—
2012	10.42	0.23	2.21	2.44	(0.35)	—	(0.35)	—
2011	11.77	0.27	(1.46)	(1.19)	(0.16)	—	(0.16)	—
2010	11.23	0.15	0.56	0.71	(0.17)	—	(0.17)	—
2009	12.05	0.18	(0.07)	0.11	(0.48)	(0.45)	(0.93)	—

†	Per share amounts calculated using average shares method.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

46	Causeway International Value Fund

Net Asset Value, End of Year ($)	Total Return (%)	Net Assets, End of Year ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)

15.35	24.38	2,497,378	0.95	2.07	22
12.60	24.29	1,204,193	0.99	2.37	21
10.50	(10.05)	932,175	0.99	3.30	39
11.86	6.71	1,029,606	0.98	1.62	32
11.30	4.28	1,110,262	0.99	2.29	47

15.23	24.07	649,169	1.20	1.84	22
12.51	24.07	438,254	1.24	2.04	21
10.42	(10.28)	376,692	1.23	2.15	39
11.77	6.38	893,899	1.22	1.39	32
11.23	4.07	1,038,465	1.23	2.07	47

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	47

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Causeway International Value Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on October 26, 2001. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has four additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of regular trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides fair values for

48	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices in markets which are not active, or prices based on inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of September 30, 2013, all of the Fund’s investments in securities were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued using other observable market — based inputs in place of closing exchange prices due to events occurring after foreign market closures.

For the year ended September 30, 2013, there were no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes – It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position.

Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as

Causeway International Value Fund	49

NOTES TO FINANCIAL STATEMENTS

(continued)

applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended September 30, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it may enter into foreign currency exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee also applies to exchanges from the Fund. The redemption fee is paid to the Fund. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to accounts designated as omnibus accounts with the transfer agent. These are arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund may seek agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate

50	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. The Fund’s redemption fee also does not apply to shares redeemed by Causeway International Opportunities Fund, which is an affiliated fund-of-funds that invests in the Fund. For the year ended September 30, 2013, the Institutional Class and Investor Class retained $46,383 and $45,873 in redemption fees, respectively.

Cash Equivalents – Idle cash may be swept into various money market sweep accounts and is classified as Cash Equivalents on the Statement of Assets and Liabilities. Amounts invested are generally available on the same business day. As of September 30, 2013, the Fund did not hold any cash equivalents.

Other – Brokerage commission recapture payments are credited to realized capital gains and are included in net realized gains from security transactions on the Statement of Operations. For the year ended September 30, 2013, the Fund received commission recapture payments of $39,898.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund’s average daily net assets. The Adviser contractually agreed through January 31, 2014 to waive its fee and, to the extent necessary, reimburse the Fund to keep total

annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% of Institutional Class and Investor Class average daily net assets. No waivers or reimbursements were required for the year ended September 30, 2013.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Fund is subject to a minimum annual fee of $165,000. If the Fund has three or more share classes, it is subject to an additional minimum fee of $20,000 per additional share class (over two).

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the year ended September 30, 2013, the Investor Class paid 0.25% of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

Causeway International Value Fund	51

NOTES TO FINANCIAL STATEMENTS

(continued)

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the year ended September 30, 2013, for the Fund were as follows:

Purchases (000)	Sales (000)
$1,369,782	$478,362

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent differences, which are primarily due to realized losses on foreign currency transactions, were reclassified to/(from) the following accounts as of September 30, 2013 (000):

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(4,723)	$4,723

52	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2013 and September 30, 2012 were as follows (000):

	Ordinary Income	Total
2013	$39,310	$39,310
2012	46,190	46,190

As of September 30, 2013, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$42,498
Capital Loss Carryforwards	(387,238)
Unrealized Appreciation	498,049
Other Temporary Differences	3

Total Distributable Earnings	$153,312

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future net realized gains. The following summarizes the capital loss carryforwards as of September 30, 2013 (000):

Expiring in Fiscal Year	Amount
2018	$387,238

Total capital loss carryforwards	$387,238

For the year ended September 30, 2013, the Fund used $31,324 (000) in capital loss carryforwards.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years are required to be used prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At September 30, 2013, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$2,616,656	$574,352	$(76,421)	$497,931

Causeway International Value Fund	53

NOTES TO FINANCIAL STATEMENTS

(concluded)

7.	Capital Shares Issued and Redeemed (000)

	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	82,443	$1,134,374	22,104	$259,468
Shares Issued in Reinvestment of Dividends and Distributions	2,030	26,739	2,924	31,171
Shares Redeemed	(17,345)	(239,701)	(18,299)	(214,999)

Increase in Shares Outstanding Derived from Institutional Class Transactions	67,128	921,412	6,729	75,640

Investor Class
Shares Sold	20,939	279,370	14,469	163,997
Shares Issued in Reinvestment of Dividends and Distributions	750	9,820	1,120	11,875
Shares Redeemed	(14,095)	(189,492)	(16,709)	(184,872)

Increase (Decrease) in Shares Outstanding Derived from Investor Class Transactions	7,594	99,698	(1,120)	(9,000)

Increase in Shares Outstanding from Capital Share Transactions	74,722	$1,021,110	5,609	$66,640

8.	New Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board issued an update (“ASU 2013-08”) to ASC Topic 946, Financial Services — Investment Companies (“Topic 946”). ASU 2013-08 amends the guidance in Topic 946 for determining whether an entity qualifies as an investment company and requires certain additional disclosures. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Management is currently evaluating the impact, if any, of ASU 2013-08 on the Fund’s financial statements.

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities.” The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. Management has evaluated the implications of this update and does not believe the adoption will have a material impact on the financial statements.

9.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

54	Causeway International Value Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Causeway International Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Causeway International Value Fund (the “Fund”) at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

November 26, 2013

Causeway International Value Fund	55

NOTICE TO SHAREHOLDERS

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2014. Please consult your tax adviser for proper treatment of this information.

For the fiscal year ended September 30, 2013, the Fund is designating the following items with regard to distributions paid during the year:

(A)	(B)	(C)	(D)	(E)

Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Distributions (Tax Basis)	Total Distributions (Tax Basis)	Dividends(1) for Corporate Dividends Received Deduction (Tax Basis)
0.00%	100.00%	0.00%	100.00%	0.00%

(F)	(G)	(H)

Qualified Dividend Income	Interest Related Dividends	Qualified Short-Term Capital Gain Dividends
100.00%	0.00%	0.00%

Foreign taxes accrued during the fiscal year ended September 30, 2013, amounted to $4,560,223 and are expected to be passed through to shareholders as foreign tax credits. In addition, for the fiscal year ended September 30, 2013, gross income derived from sources within foreign countries amounted to $49,616,388 for the Fund.

(1)	Qualified Dividends represent dividends which qualify for the corporate dividends received deduction.

Items (A), (B), (C) and (D) are based on a percentage of the Fund’s total distribution including pass-through as foreign tax credit.

Item (E) is based on a percentage of ordinary income distributions of the Fund.

Item (F) represents the amount of “Qualified Dividend Income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions”. It is the Fund’s intention to designate the maximum amount permitted by the law up to 100%.

Item (G) is the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Item (H) is the amount of “Qualified Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

56	Causeway International Value Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-947-7000.

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
INDEPENDENT TRUSTEE
John R. Graham Age: 52	Trustee; Chairman of the Audit Committee	Trustee since 10/08; Chairman since 4/13	Film Composer (since 2005); Senior Vice President, Corporate Financial Development and Communications, The Walt Disney Company (2004-2005); Senior Vice President, Mergers and Acquisitions, Lehman Brothers Inc. (2000-2004).	5	none

Lawry J. Meister Age: 51	Trustee	Since 10/08	President, Steaven Jones Development Company, Inc. (real estate firm) (since 1995); President, Creative Office Properties (since 2012).	5	none

Victoria B. Rogers Age: 51	Trustee	Since 4/13	President, the Rose Hills Foundation (since 1996).	5	Director, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.

Eric H. Sussman Age: 47	Trustee; Chairman of the Board	Trustee since 9/01; Chairman since 4/13	Senior Lecturer (since July 2011) and Lecturer (1995-June 2011), Anderson Graduate School of Management, University of California, Los Angeles; President, Amber Capital, Inc. (real estate investment and financial planning firm) (since 1993).	5	Trustee, Presidio Funds (until 2010)
INTERESTED TRUSTEE[5]
Mark D. Cone Age: 45	Trustee	Since 10/08	Executive Vice President and Chief Marketing Officer of the Adviser (since 2001).	5	none

Causeway International Value Fund	57

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(continued)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
OFFICERS
Turner Swan 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 51	President	Since 8/01	General Counsel, Secretary, and Member of the Adviser (since 2001); Compliance Officer of the Adviser (since 2010).	N/A	N/A

Gracie V. Fermelia 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 51	Chief Compliance Officer and Assistant Secretary	CCO since 7/05; Asst. Sect. since 8/01	Chief Compliance Officer of the Adviser (since July 2005); Chief Operating Officer and Member of the Adviser (since 2001).	N/A	N/A

Michael Lawson[6] One Freedom Valley Drive Oaks, PA 19456 Age: 52	Treasurer	Since 7/05	Director of the Administrator’s Fund Accounting department (since July 2005); Manager in the Administrator’s Fund Accounting department (November 1998 to July 2005).	N/A	N/A

Gretchen W. Corbell 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 42	Secretary	Since 10/11	Associate Attorney of the Adviser (since 2004).	N/A	N/A

Lisa Whittaker[6] One Freedom Valley Drive Oaks, PA 19456 Age: 34	Vice President and Assistant Secretary	Since 8/13	Corporate Counsel of the Administrator (since 2012); Associate Counsel and Compliance Officer, The Glendmede Trust Company, N.A. (2011-2012); Associate, Drinker Biddle & Reath LLP (2006-2011).	N/A	N/A

Carolyn F. Mead[6] One Freedom Valley Drive Oaks, PA 19456 Age: 56	Vice President and Assistant Secretary	Since 7/08	Corporate Counsel of the Administrator (since 2007); Associate Counsel, Stradley, Ronan, Stevens & Young LLP (2004-2007).	N/A	N/A

58	Causeway International Value Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(concluded)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Bernadette Sparling[6] One Freedom Valley Drive Oaks, PA 19456 Age: 36	Vice President and Assistant Secretary	Since 7/08	Corporate Counsel of the Administrator (since 2005); Associate Counsel, Blank Rome LLP (2001-2005).	N/A	N/A

[1]	Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

[2]

Each Trustee holds office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust’s Declaration of Trust. The president, treasurer and secretary each holds office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust’s Bylaws.

[3]

The “Trust Complex” consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2013, the Trust Complex consisted of one investment company with five portfolios — the International Value Fund, the Emerging Markets Fund, the Global Value Fund, the International Opportunities Fund, and the Global Absolute Return Fund.

[4]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

[5]	Mr. Cone is considered an “interested person” of the Trust as defined in the 1940 Act because he is an employee of the Adviser.

[6]	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

Causeway International Value Fund	59

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

60	Causeway International Value Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 4/01/13	Ending Account Value 9/30/13	Annualized Expense Ratios	Expenses Paid During Period*
Causeway International Value Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$1,150.70	0.94%	$5.07

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.35	0.94%	$4.76

Actual Portfolio Return
Investor Class	$1,000.00	$1,149.40	1.19%	$6.41

Hypothetical 5% Return
Investor Class	$1,000.00	$1,019.11	1.19%	$6.02

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

Causeway International Value Fund	61

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the Board of Trustees (the “Board”) of Causeway Capital Management Trust (the “Trust”) annually to approve continuance of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Causeway Capital Management LLC (the “Adviser”) with respect to Causeway International Value Fund (the “Fund”). Continuance of the Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not “interested persons” of the Trust as defined in the 1940 Act). The Board was comprised of four independent Trustees and one interested Trustee when the continuation of the Advisory Agreement was last considered.

Information Received. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser’s services, including information concerning the Fund’s performance. At least annually, the Board is provided with additional quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreement. The Board met on August 7, 2013, to consider whether to approve the continuance of the Advisory Agreement for an additional one-year period. In connection with the meeting, the Trustees received and reviewed extensive materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the independent Trustees’ behalf by their independent legal counsel.

Factors Considered. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services provided by the Adviser, (2) the investment performance of the Fund, (3) comparisons of the services rendered and the amounts paid under the Advisory Agreement with those of other funds and those of the Adviser under other investment advisory agreements with other registered investment companies and other types of clients, (4) the costs of the services provided and estimated profits realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits derived by the Adviser from its relationship with the Fund.

First, regarding the nature, extent and quality of the services provided by the Adviser, the Trustees considered, among other things, the Adviser’s personnel, experience, track record and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser’s principal personnel who provide services to the Fund, as well as the level of attention those individuals provide to the Fund. The Trustees noted the Adviser’s commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed the Adviser’s investment philosophy and processes and its compliance program, and considered the scope of the Adviser’s services to the Fund. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser continued to benefit the Fund and its shareholders and would do so during the next one-year contract renewal period.

Second, regarding the investment performance of the Fund, the Trustees reviewed the investment results of the Fund’s Institutional and Investor share classes for various periods ended June 30, 2013, compared to the results of the MSCI EAFE Index (the “Index”) and the averages of the mutual funds included in the Morningstar U.S. Open End Foreign Large Value category of funds and the Morningstar U.S. Open End Foreign Large Blend category of funds. They noted

62	Causeway International Value Fund

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(continued)

that both share classes of the Fund had outperformed the Index and the Morningstar category averages for the one-year, three-year, five-year, seven-year, ten-year and since inception periods. The Trustees concluded that the Adviser’s record in managing the Fund indicates that its continued management will benefit the Fund and its shareholders.

Third, regarding the Fund’s advisory fee and total expenses:

•

The Trustees compared the Fund’s advisory fee and total expenses with those of other similar mutual funds. They noted that the Fund’s advisory fee is slightly lower than the average and the same as the median advisory fees charged by funds in the Morningstar Foreign Large Value category, and I1 basis points higher than the average and 3 basis points higher than the median advisory fees charged by funds in the Morningstar Foreign Large Blend category, and that the Fund’s expense ratios are below the averages and medians of the funds in both Morningstar categories.

•

The Trustees compared the Fund’s advisory fee with the fees charged by the Adviser to other clients. The Trustees noted that, although the fees paid by the Adviser’s other accounts were lower than the fee paid by the Fund, the differences appropriately reflected the Adviser’s significantly greater responsibilities with respect to the Fund, which include the provision of many additional administrative and shareholder services (such as services related to the Fund’s disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, participation in regulatory examinations and legal and compliance matters, oversight of daily valuation, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, shareholder communications, and due diligence for advisers, consultants and institutional investors).

The Trustees concluded that the Fund’s advisory fee and expense ratio are reasonable and appropriate under the circumstances.

Fourth, the Trustees considered the Adviser’s costs of providing services to the Fund and estimated profits realized by the Adviser from its relationship with the Fund. They reviewed the Adviser’s estimated after-tax profit margin with respect to such services for the twelve months ended June 30, 2013 and the methodology used to generate that estimate, and noted that the cost allocation methodology presented to the Trustees was reasonable. They also observed that the Adviser’s estimated profitability was within the range cited as reasonable in various court decisions. After consideration of these matters, the Trustees concluded that the Adviser’s operating margin with respect to its relationship with the Fund is reasonable.

Fifth, regarding economies of scale, the Trustees observed that, although the Fund’s advisory fee schedule does not contain fee breakpoints, it is difficult to determine the existence or extent of any economies of scale. They noted that the Adviser is sharing economies of scale through reasonable advisory fee levels, expense limit agreements, and devoting additional resources to staff and technology to focus on continued performance and service to the Fund’s shareholders. The Trustees concluded that under the circumstances the Adviser is sharing any economies of scale with the Fund appropriately.

Causeway International Value Fund	63

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(concluded)

Sixth, regarding any other benefits derived by the Adviser from its relationship with the Fund – often called “fall-out” benefits — the Trustees observed that the Adviser does not earn common “fall-out” benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, “contingent deferred sales commissions” or “float” benefits on short-term cash. The Trustees concluded that the primary “fall-out” benefit received by the Adviser is research services provided by brokers used by the Fund and that this benefit is reasonable in relation to the value of the services that the Adviser provides to the Fund.

Approval. At the August 7, 2013 meeting, the Trustees considered the approval of the Advisory Agreement and discussed the information and factors noted above with representatives of the Adviser. The independent Trustees also met in a private session with independent counsel at which no representatives of the Adviser were present. In their deliberations, the independent Trustees did not identify any particular information or factor that was determinative or controlling, each Trustee did not necessarily attribute the same weight to each factor, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees (including the independent Trustees) unanimously concluded that the Advisory Agreement is fair and reasonable to the Fund and its shareholders, the Fund’s advisory fee is reasonable and renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders, and the Board of Trustees unanimously approved renewal of the Advisory Agreement for a twelve-month period beginning September 20, 2013.

64	Causeway International Value Fund

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at

www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-AR-001-1200

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. During the fiscal year ended September 30, 2013, there were no material changes or waivers to the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Eric Sussman, Lawry Meister, John Graham and Victoria B. Rogers. Each audit committee financial expert is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Aggregate fees billed to the registrant for professional services rendered by the registrant’s principal accountant for the fiscal years ended September 30, 2013 and 2012 were as follows:

	2013	2012
(a) Audit Fees	$170,810	$206,720
(b) Audit-Related Fees	None	None
(c) Tax Fees(1)	$40,600	$36,140
(d) All Other Fees	None	None

Note:

(1)	Tax fees include amounts related to tax return and excise tax calculation reviews and foreign tax reclaim services.

(e)(1) The registrant’s audit committee has adopted a charter that requires it to pre-approve the engagement of auditors to (i) audit the registrant’s financial statements, (ii) provide other audit or non-audit services to the registrant, or (iii) provide non-audit services to the registrant’s investment adviser if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal year ended September 30, 2013, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $40,600 and $237,091, respectively. For the fiscal year ended September 30, 2012, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $36,140 and $198,414, respectively.

(h) The audit committee considered whether the provision of non-audit services rendered to the registrant’s investment adviser by the registrant’s principal accountant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant’s last filing on Form N-CSR.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: December 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: December 6, 2013

By (Signature and Title)*	/s/ Michael Lawson
Michael Lawson, Treasurer

Date: December 6, 2013

*	Print the name and title of each signing officer under his or her signature.